SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           THE MIDDLETON DOLL COMPANY
                (Name of Registrant as Specified in its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

               [GRAPHIC OMITTED][THE MIDDLETON DOLL COMPANY LOGO]


                                  April 4, 2003

Dear Shareholder:

     On behalf of the Board of Directors and management of The Middleton Doll Company (the "Company"), we cordially invite you to attend the Annual Meeting of Shareholders of the Company, to be held at 4:00 p.m. on Thursday, May 8, 2003, in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's Annual Report on Form 10-K is also included in this booklet. At the meeting we shall report on Company operations and the outlook for the year ahead.

     Your Board of Directors has nominated four persons to serve as directors, each of whom are incumbent directors. In addition, the Proxy Statement contains a proposal to approve The Middleton Doll Company 2003 Stock Option Plan and to ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2003.

     The Board of Directors recommends that you vote your shares for the director nominees and in favor of the proposal to approve the 2003 Stock Option Plan and to ratify the selection of Virchow, Krause & Company, LLP as the independent certified public accountants.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

     We look forward with pleasure to seeing and visiting with you at the meeting.

                                        Very truly yours,

                                        THE MIDDLETON DOLL COMPANY

                                        /s/ George R. Schonath

                                        George R. Schonath
                                        President and Chief Executive Officer

               [GRAPHIC OMITTED][THE MIDDLETON DOLL COMPANY LOGO]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 8, 2003

                TO THE SHAREHOLDERS OF THE MIDDLETON DOLL COMPANY

     Notice is hereby given that the Annual Meeting of Shareholders of The Middleton Doll Company (the "Company"), will be held in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 8, 2003 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

          1. To elect four (4) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

          2. To consider and act upon a proposal to approve The Middleton Doll Company 2003 Stock Option Plan.

          3. To ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2003.

          4. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

     The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on March 20, 2003, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Directors

                                        /s/ George R. Schonath

                                        George R. Schonath
                                        President and Chief Executive Officer

Pewaukee, Wisconsin
April 4, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

               [GRAPHIC OMITTED][THE MIDDLETON DOLL COMPANY LOGO]


                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2003

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Middleton Doll Company (the "Company") of proxies to be used at the annual meeting of shareholders which will be held in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 8, 2003 at 4:00 p.m., and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

Voting Rights and Proxy Information

     Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about April 4, 2003.

     All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR the approval of The Middleton Doll Company 2003 Stock Option Plan (the "2003 Plan"), and FOR the ratification of the selection of Virchow, Krause & Company, LLP (the "Independent Auditors") as the independent certified public accountants for the year ending December 31, 2003 and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy.

     A majority of the shares of Common Stock, 6-2/3 cents par value (the "Common Stock"), and the Series A Adjustable Rate Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors or any proposal. Other than the election of directors, the approval of the 2003 Plan, and the ratification of the Independent Auditors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

     Only holders of record of Common Stock and Preferred Stock at the close of business on March 20, 2003, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) directors of the Company. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock shall be necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining two (2) directors of the Company, for the approval of the 2003 Plan, and for the ratification of the Independent Auditors. On March 20, 2003, the Company had outstanding and entitled to vote

3,727,589 shares of Common Stock and 674,191 shares of Preferred Stock. The record holder of each outstanding share is entitled to one vote.

     The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Susan J. Hauke, Secretary, at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.

                     Proposal No. 1 - ELECTION OF DIRECTORS

     At the Annual Meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Salvatore L. Bando and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Peter A. Fischer and George R. Schonath.

     Proxies of holders of Common Stock cannot be voted for more than two (2) persons and proxies of holders of Preferred Stock cannot be voted for more than four (4) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

     The following table sets forth certain information about the Board's nominees for election as directors of the Company. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of February 28, 2003, as to the age, principal occupation, background for at least the last five years and period of service as a director for each person.

------------------------------------------------------------------------------------------------------------------------
                                                                               Principal Occupation;
                                Director                                Office, if any, Held in the Company;
           Name                   Since            Age                          Other Directorships
------------------------------------------------------------------------------------------------------------------------

Salvatore L. Bando                1999             59        Retired, formerly Special Assistant to the President of the
                                                             Milwaukee Brewers from September, 1999 to November, 2001.
                                                             Senior Vice President of Baseball Operations for the
                                                             Milwaukee Brewers from 1991 to 1999. Director of
                                                             InvestorsBancorp, a bank holding company, from 1997 to 1999.
                                                             Previously a director of the Company from 1980 until 1997
                                                             and an officer of the Company from 1980 until 1991.

Peter A. Fischer                  1983             60        Associate Pastor of Portview Christian Center, Port
                                                             Washington, Wisconsin since 1992; a former Director, and
                                                             from 1981 to 1989, the President and Chief Executive
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                               Principal Occupation;
                                Director                                Office, if any, Held in the Company;
           Name                   Since            Age                          Other Directorships
------------------------------------------------------------------------------------------------------------------------


                                                             Officer of Medalist Industries, Inc. (a manufacturer of
                                                             industrial and consumer products).

David A. Geraldson                1983             72        President since 1993 and prior thereto Secretary and
                                                             Treasurer of Precision Gears, Inc. (a manufacturer of gears, splined shafts, speed reducers and worm gear winches).

George R. Schonath                2001             62        President and Chief Executive Officer of the Company since
                                                             1997; Chairman of the Board and Chief Executive Officer of
                                                             the Company from 1983 to 1997; President, Chief Executive
                                                             Officer and director of InvestorsBancorp, Inc. and
                                                             InvestorsBank since they were established in 1997
------------------------------------------------------------------------------------------------------------------------


     All of the Company's directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions.

     THE BOARD UNANIMOUSLY RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES THE HOLDERS OF PREFERRED STOCK TO VOTE "FOR" MESSRS. BANDO AND GERALDSON AND URGES EACH SHAREHOLDER TO VOTE "FOR" MESSRS. FISCHER AND SCHONATH. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL APPROPRIATE NOMINEES.


                               BOARD OF DIRECTORS

     The Board has standing Compensation and Audit Committees, but does not have a nominating committee. The Compensation Committee, which presently consists of Messrs. Fischer, Geraldson, and Bando held one meeting during the year ended December 31, 2002. The Compensation Committee approves all matters relating to the compensation of the Company's directors and officers, including salary rates, participation in any incentive bonus plans, fringe benefits, and other forms of compensation, and approves the grant of stock options under the Company's 1997 Stock Option Plan and 1993 Incentive Stock Option Plan. If approved by the shareholders at the Annual Meeting, the Compensation Committee will administer the 2003 Plan.

     The Audit committee, which presently consists of Messrs. Fischer, Geraldson, and Bando held three meetings during the year ended December 31, 2002. All of the members of the Audit Committee are independent (as independence is defined in the listing standards of the National Association of Securities Dealers, Inc). The Audit Committee reviews with the Company's independent auditors the plan and scope of their audit, findings and conclusions of their auditing engagement, the Company's procedures for internal auditing, the adequacy of the Company's system of internal controls and the accounting principles and policies of the Company; evaluates the independence of the independent auditors and the quality of the professional services provided by the independent auditors and recommends to the Board the engagement, continuation or discharge of the independent auditors. The Board of Directors has adopted a written charter for the Audit Committee.

                  The Board held four (4) meetings during the year ended December 31, 2002. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

     Directors who are not Company employees were paid an annual retainer fee of $10,000 plus a $1,000 fee for each meeting of the Board. The Audit committee directors were reimbursed $1,000 for one audit committee meeting and $500 for each of the two remaining audit committee meetings.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at February 28, 2003, by each person known by the Company to be the beneficial owner of more than five (5) percent of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table set forth below, and by all directors and executive officers of the Company as a group. Except as of otherwise indicated, the named individuals have sole power to vote and dispose of such shares. Additionally, two of the directors named below own Preferred Stock in the Company. At February 28, 2003, Salvatore L. Bando owned 765 shares and David A. Geraldson owned 1,000 shares of Preferred Stock.

                    Amount and Nature of Beneficial Ownership
                    -----------------------------------------

----------------------------------------------------------------------------
                                        Amount and
             Name of               Nature of Beneficial          Percent
      Beneficial Owner (1)             Ownership (2)             Of Class
----------------------------------------------------------------------------

George R. Schonath                        207,722  (3)             5.6%
Salvatore L. Bando                        176,260  (4)             4.7%
Peter A. Fischer                          33,033   (5)               *
David A. Geraldson                        47,892   (6)             1.3%
All executive officers and
directors as a group
(7 persons)                               631,995  (7)            16.9%
----------------------------------------------------------------------------

     *    Less than one percent (1%).

(1) The address of each person identified in this table is W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.
(2) Includes the following shares subject to stock options which were exercisable as of or within sixty (60) days of February 28, 2003: all directors and executive officers as a group, 9,900 shares. Options to purchase 203,445 shares are not included in the amounts listed in the table because they are held by Mr. Schonath's daughters' irrevocable trusts. Mr. Schonath disclaims any beneficial ownership of the options.
(3) Includes (a) 186,375 shares held by the Schonath Family Partnership for which Mr. Schonath is Managing Partner and (b) 21,347 shares held by InvestorsBank's 401(k) profit sharing plan on behalf of Mr. Schonath. Does not include (a) 60,284 shares held in irrevocable trusts for the benefit of his daughters, (b) 203,445 shares subject to stock options that are held in irrevocable trusts for the benefit of his daughters and (c) 872 shares held directly by his daughters.
(4) Includes (a) 59,818 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 9,761 shares held by InvestorsBank's 401(k) profit sharing plan on behalf of this individual.
(5) Includes (a) 11,324 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 12,257 shares held by a Keogh plan on behalf of this individual.
(6) Includes 10,747 shares held jointly with or by spouse (shared voting and dispositive power).
(7) Assumes the exercise of all options which were currently exercisable as of or exercisable within 60 days of February 28, 2003. Excludes 4,227 shares held for other employees by InvestorsBank's 401(k) profit sharing plan, for which Mr. Schonath is a trustee and may be deemed to have shared voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the Securities and Exchange Commission and with the National Association of Securities Dealers, Inc. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. All such reports for 2002 were timely filed.


                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid for the last three years to the Company's President and Chief Executive Officer. There were no other executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the year ended December 31, 2002. The person named in the table below is sometimes referred to herein as the named executive officer.

                           Summary Compensation Table

-----------------------  ------  --------------------------------------  ----------------------------  -----------------
                                          Annual Compensation                    Long Term
                                                                             Compensation Awards
          (a)             (b)      (c)         (d)            (e)             (f)           (g)             (h)
                                                                                        Securities
                                                             Other        Restricted    Underlying          All
        Name and                  Salary                    Annual           Stock        Option/          Other
   Principal Position     Year     (1)        Bonus      Compensation       Awards         SARs         Compensation
-----------------------  ------  --------------------------------------  ----------------------------  -----------------
George R. Schonath,       2002   $220,000    $ - - -        $ - - -         $ - - -        - - -          $99,077(2)

President and Chief       2001   $220,000    $ - - -        $ - - -         $ - - -        - - -          $78,979

Executive Officer         2000   $220,000    $ - - -        $ - - -         $ - - -        - - -          $68,680
-----------------------  ------  --------------------------------------  ----------------------------  -----------------

(1)  Includes amounts deferred under the Company's 401(k) plan.
(2) Consists of (a) $94,677 for the Company's payment to Mr. Schonath for supplemental retirement benefits and (b) $4,400 for the Company's contribution to the 401(k) profit sharing plan.

1993 Incentive Stock Option Plan
     The Company has in effect the Bando McGlocklin Capital Corporation 1993 Incentive Stock Option Plan (the "1993 Plan") pursuant to which there are outstanding options to purchase an aggregate of 11,000 shares held by a vice president of the Company. No options were granted in 2002 under the 1993 Plan. As of December 31, 2002, there were 89,000 shares of Common Stock available for issuance under the 1993 Plan. The Compensation Committee does not intend to issue any additional options under the 1993 Plan. Mr. Schonath holds no options under this plan.

1997 Stock Option Plan
     The Company has in effect the 1997 Plan pursuant to which there are outstanding options to purchase an aggregate of 203,445 shares. The options were originally granted to George R. Schonath in 1997 and subsequently gifted by him to his daughters' irrevocable trusts. He holds no options under the 1997 Plan. No options were granted in 2002 under the 1997 Plan. As of December 31, 2002 there were 16,555 options available for issuance under the 1997 Plan. The Compensation Committee does not intend to issue any additional options under the 1997 Plan.

Compensation Committee Interlocks and Insider Participation
     In May 2002, the Compensation Committee considered the compensation packages of Mr. George R. Schonath and Mr. Jon McGlocklin, currently a vice president of the Company. The Compensation Committee is presently composed of David A. Geraldson, Salvatore L. Bando and Peter A. Fischer. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries except for Mr. Bando who was a former officer of the Company. Messrs. McGlocklin and Schonath do not participate in decisions regarding their respective compensation.

Compensation Committee Report
     The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its executive officers, including the named executive officer. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 1997 Plan and if approved, to the 2003 Plan) to be paid to each executive officer.

     Executive Compensation Policies. The Company's executive compensation program is intended to establish a relationship between compensation and the Company's business strategies as well as the Company's goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company's markets.

     In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company's long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and the Company's annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

     Executive Compensation Package. As reflected under the Summary Compensation Table, the Company's executive compensation package consists primarily of salary, a payment to Mr. Schonath of supplemental retirement benefits, and, to a limited extent, bonus awards and stock option grants, as well as benefits under the employee benefits plans offered by the Company.

     The Compensation Committee awarded a base salary to its Chief Executive Officer for the year ended December 31, 2002 of $220,000 and a payment of supplemental retirement benefits of $99,077. No bonus or stock options were paid or granted to Mr. Schonath for the year ended December 31, 2002.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

                           The Middleton Doll Company
                         Compensation Committee Members

                               Salvatore L. Bando
                               David A. Geraldson
                                Peter A. Fischer


                             AUDIT COMMITTEE REPORT

     Pursuant to its written charter, the Audit Committee ("Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Independent Auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the Independent Auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services provided by the auditors to the Company with their independence.

     The Committee discussed with the Independent Auditors the overall scope and plans for their audit of the Company's consolidated financial statements. The Committee meets with the Independent Auditors, with and, as deemed advisable, without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors has accepted that recommendation) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have selected, subject to shareholder ratification, the Company's Independent Auditors for fiscal year ending December 31, 2003.

                           The Middleton Doll Company
                                 Audit Committee

                               Salvatore L. Bando
                          David A. Geraldson (Chairman)
                                Peter A. Fischer

                             PERFORMANCE INFORMATION

     The following graph compares on a cumulative basis changes since December 31, 1997 in (a) the total shareholder return on the Common Stock, (b) the total return of companies in the Nasdaq Stock Market Index ("Nasdaq U.S."), and (c) the total shareholder return of companies in the Nasdaq Stocks Miscellaneous Investing Index ("Nasdaq MI") consisting of a peer group of publicly-traded REITs. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on December 31, 1997 in Common Stock, the Nasdaq U.S. and the Nasdaq MI.

                                 [GRAPH OMITTED]


                                       12/31/97    12/31/98   12/31/99    12/31/00    12/31/01   12/31/02
                                       --------    --------   --------    --------    --------   --------
                                         (1)
The Middleton Doll Company              $100.00     $ 90.30    $ 97.10     $ 81.70     $ 82.40    $ 73.40
Nasdaq U.S.                             $100.00     $141.00    $261.50     $157.40     $124.90    $ 86.30
Nasdaq MI                               $100.00     $ 85.00    $ 97.30     $ 60.40     $ 80.80    $ 94.00

(1) As of January 1, 1997, the Company became a reporting company under the Securities Exchange Act of 1934, as amended, and its shares of common stock are traded on the Nasdaq Stock Market.


                           RELATED PARTY TRANSACTIONS

     The Company and InvestorsBancorp, Inc., a one-bank holding company, together with its wholly-owned subsidiary, InvestorsBank, share common offices and personnel. George R. Schonath is the President and Chief Executive Officer, a director and beneficial owner of 46% of the issued and outstanding common stock of InvestorsBancorp and is a director, President and Chief Executive Officer of InvestorsBank (the "Bank"). In addition, Susan J. Hauke, Chief Financial Officer, Vice President Finance and Secretary of the Company, is Chief Financial Officer, Vice President Finance and Secretary of InvestorsBancorp and Vice President Finance and Treasurer of the Bank. Glenn A. Michaelsen, Senior Vice President of the Company, is also a Senior Vice President of InvestorsBancorp and the Bank. Jon McGlocklin, Vice President of the Company, is a director of InvestorsBancorp and the Bank. Additionally, George R. Schonath owns 1% of the voting stock of Lee Middleton Original Dolls, Inc. ("LMOD"). The Company owns the remaining 99% of LMOD.

     The Company and the Bank are parties to a "Management Services and Allocation of Expenses Agreement" (the "Management Agreement") pursuant to which the Bank manages the loan portfolio of the Company, manages the Company's leased real estate, and provides additional bookkeeping, accounting and Securities and Exchange Commission ("SEC") reporting services. For the loan management services, the Company pays the Bank a fee equal to 0.25% of the principal amount of loans under management. For leased property management fees, the Company pays the Bank a fee equal to 6% of the rents collected on the Company's leased real estate. In addition, the Company reimburses the Bank for certain salary and benefits of Bank employees who spend part or all of their time on Company bookkeeping, accounting and SEC reporting matters, and pays one-half of the salary and benefits of the person who serves as receptionist for both the Bank and the Company. In 2002, the Company paid the Bank approximately $279,000 in loan management fees, approximately $172,000 in leased real estate management fees and approximately $154,000 in reimbursed employee expenses and benefits. Also, the Company and the Bank allocate certain common operating expenses between them. In 2002, the total common operating expenses were approximately $140,000, of which the Company's share was $70,000. Management believes that the fee arrangement with the Bank under the Management Agreement is comparable to what would have been charged by an unrelated third party.

     In October, 2002, the Bank purchased the land and building for its main office from the Company for $2.4 million pursuant to an independent third party appraisal. Prior to that date the Bank leased space for its main offices from the Company. The rent paid by the Bank for the first ten months of 2002 under the former lease was $48,000 plus its pro rata share of real estate taxes and of the Company's occupancy expense. Under the new arrangement, the Company leases space from the Bank at an annual rent of approximately $58,000 plus its pro rata share of real estate taxes and of the Bank's occupancy expense. Management believes the terms of the lease with the Bank are on substantially the same terms and conditions as could be obtained from an unrelated third party.

     The Company purchased loan participations from the Bank from time to time during 2002. Additional transactions may be expected to take place in 2003 and future years. All outstanding loans, commitments to loans, transactions and repurchase agreements and loan participations and servicing relationships, in the opinion of Management, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     In 2000, the Company loaned $2.5 million to InvestorsBancorp, Inc. pursuant to an unsecured subordinated loan maturing April 30, 2010 with quarterly interest payments at prime plus two percent. During 2002, InvestorsBancorp prepaid this loan in full.


Proposal No. 2 - APPROVAL OF THE MIDDLETON DOLL COMPANY 2003 STOCK OPTION PLAN

General

     On February 19, 2003, the Board of Directors adopted The Middleton Doll Company 2003 Stock Option Plan. The purpose of the plan is to promote the best interests of the Company, its subsidiaries and its shareholders (a) by encouraging and providing for the acquisition of an equity interest in the Company by officers and key employees and (b) by enabling the Company and its subsidiaries to attract and retain the services of officers and key employees upon whose judgment, interest, skills, and special efforts the successful conduct of the successful conduct of the operations of the Company and its subsidiaries is largely dependent. The Board believes that the plan is in the best interest of the Company, its subsidiaries and its shareholders.

Description of Plan

     The following summary description of the plan is qualified in its entirety by reference to the full text of the plan, which is attached to this Proxy Statement as Appendix A.

     Administration. A committee of the Company is to administer the plan. The committee must consist of not less than two directors, each of whom qualifies as a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and is also considered an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Company intends to have its Compensation Committee administer the plan. The Board chooses which directors will serve on the Compensation Committee.

     The committee has full power and authority to interpret and administer the plan and any stock option agreements under the plan, except that the committee may not directly or indirectly decrease the exercise price for any outstanding option granted under the plan after the date of grant. The committee also has full power and authority (a) to establish, amend, suspend or waive any rules and regulations related to the plan, (b) to appoint agents that it deems appropriate to administer the plan, and (c) to make any other determination and take any other action that it deems necessary or desirable to administer the plan. The committee's decisions and determinations under the plan may be selective among the participants. In all cases, the committee is to make determinations under the plan that are consistent with the exemption for performance-based compensation provided by Section 162(m) of the Internal Revenue Code.

     Eligible Participants. Participants in the plan will consists of officers (approximately six officers are currently eligible to be designated to participate) and other key employees (approximately 102 employees are currently eligible to be designated to participate) of the Company and its subsidiaries. The committee will from time to time designate those officers and other key employees to participate in any given year. The committee's designation of a participant in any year does not require the committee to designate that person to receive a benefit in any other year.

     Stock Option Grants Under the Option Plan; Available Shares. The plan permits the grant of only "nonqualified stock options", stock options that do not meet the requirements of Section 422 of the Internal Revenue Code. The committee has authority to determine the number of stock options to be granted, including any other terms and conditions of such grant. Subject to adjustment to prevent dilution as described below, the plan provides that the Company may issue up to 250,000 shares of Common Stock upon the exercise of stock options granted under the plan. In general, if any shares of Common Stock covered by a stock option granted under the plan are forfeited or otherwise terminate, expire or are canceled prior to delivery, then these shares will again be available for purpose of the plan. Any shares delivered by a participant to the Company pursuant to the exercise of a stock option (whether to pay the exercise price or to satisfy tax withholding obligations) may be subject to new stock options under the plan. The shares to be delivered under the plan may consist of authorized but unissued Common Stock or treasury shares of Common Stock.

     Term of Stock Options; Individual Limits on Grants. The stock option price per share of Common Stock will be fixed by the committee, but will not be less than 100% of the fair market value on the date the option is granted. The committee will determine the expiration date of each stock option, but such expiration date will not be later than ten years after the date of grant. Subject to adjustment to prevent dilution as described below, the plan provides that no participant may be granted stock options covering more than 85,000 shares of Common Stock in any single fiscal year.

     Limits on Transferability. Stock options granted under the plan are not transferable other than by will or the laws of descent and distribution, except that the committee may allow option holders the right to transfer options.

     Stock Option Agreement; Rights of Option Holders. Each stock option agreement will be evidenced by a stock option agreement between the participant and the Company. The stock option agreement will specify the option price, the vesting of the option, the duration of the option, the number of shares subject to the option and any other provisions that the committee determines to include in the option agreement.

     An option holder does not have any rights as a shareholder with respect to any shares of Common Stock subject to any stock option until the date (a) the option has been exercised, (b) the shares have been fully paid, (c) a stock certificate has been issued to the participant and (d) the participant's name has been recorded on the Company's shareholder ledger as the record holder of the shares.

     Amendment and Termination. The plan provides that it will remain in effect until all shares reserved for issuance under the plan have been issued, subject to early termination by the Board as described below. Termination of the plan will not affect the rights of participants under stock options previously granted to them. All unexpired stock options will continue until, by their own terms and conditions, they lapse or terminate. The authority of the committee to amend, alter, adjust, suspend, discontinue or terminate a granted stock option, or to waive any conditions or restrictions with respect to a granted option, will continue past the termination of the plan, as will the authority of the Board to amend the plan.

     The plan provides that the Board may amend, alter, suspend, discontinue or terminate the plan, except that shareholders must approve any amendment of the plan if their approval is required (a) by the Internal Revenue Code, (b) the listing requirements of the principal national securities exchange, national association or over-the-counter market on which the Common Stock is traded or
(c) any other applicable law. The committee may also amend the plan, as long as it reports the amendment to the Board. As discussed below in more detail, neither the Board nor the committee may directly or indirectly decrease the exercise price for any outstanding option granted under the plan after the date of grant.

     Adjustments. If the committee determines that a certain corporate transaction (which could include among other things a dividend or other distribution, recapitalization, stock split, reorganization, merger, repurchase, exchange of shares, issuance of warrants or other rights to purchase shares or other Company securities, or other similar corporate transactions) affects the shares such that an adjustment is appropriate to prevent dilution or enlargement of the benefits intended to be made available under the plan, then the committee may, in such manner as it may deem equitable, adjust: (a) the number of shares of Common Stock subject to the plan, (b) the number of shares of Common Stock subject to outstanding stock options and (c) the grant, purchase or exercise price of any stock option. At the committee's option, in lieu of making an adjustment described above, the committee may also make provision for a cash payment to an option holder.

     Repricing. The plan provides that neither the committee nor the Board may:
(a) decrease the exercise price for any outstanding stock option granted under the plan after the date of grant or (b) allow a participant to surrender an outstanding option granted under the plan to the Company as consideration for the grant of a new option with a lower exercise price.

     Change of Control; Cash Payment for Stock Options. Upon a Change in Control (as that term is defined in the plan), the Board in its discretion may take one or more of the following actions: (a) provide for the acceleration of any time period relating to the exercise of the stock option; (b) provide for the purchase of the stock option for an amount of cash or other property that could have been received upon the exercise of the stock option had the option been currently exercisable or payable; (c) adjust the terms of the stock option in the manner determined by the Board to reflect the Change of Control; (d) cause the stock option to be assumed, or new right substituted for the stock option, by another entity; or (e) make such other provision as the Board may consider equitable and in the best interests of the Company.

     Tax Withholding. The Company may withhold the amount of any tax attributable to any shares of Common Stock deliverable under the plan, after giving the participant notice as far in advance as practicable. The committee may allow an option holder to satisfy the withholding tax requirements relating to a stock option exercise by electing to have the Company withhold shares of Common Stock otherwise issuable, by tendering back shares of Common Stock received in the transaction or by delivering to the Company shares of Common Stock, in each case with a fair market value equal to the amount required to be withheld.

Certain Federal Income Tax Consequences

     The grant of a stock option under the plan creates no income tax consequences to the employee or the Company. An employee who is granted a stock option under the plan will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. A subsequent disposition of the Common Stock will give rise to capital gain or loss for the participant to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

New Option Plan Benefits

     Set forth below is certain information regarding stock options awarded under the plan, subject to shareholder approval. All options were granted on February 19, 2003, at an exercise price of $4.72 per share, the fair market value of the shares of common stock on the date of grant.

          -------------------------------------------------------------------
                                    New Plan Benefits

          Name and Position                                 Number of Shares
          ---------------------                            ------------------

          George R. Schonath, President and
             Chief Executive Officer                               0

          Executive Group                                        75,000

          Non-Executive Director Group                             0

          Non-Executive Officer Employee Group                   40,900
                                                           ------------------

          Total                                                 115,900
          -------------------------------------------------------------------

     The Company cannot currently determine the number of stock options that may be granted to participants under the plan in the future. Such determinations will be made from time to time by the committee. On March 21, 2003, the closing price per share of the Common Stock on the Nasdaq Stock Market was $4.10.

Equity Compensation Plan Information

     Set forth below is information with respect to the Company's equity compensation plans as of December 31, 2002.

-------------------------------------------------------------------------------------------------------------------------------
                                           EQUITY COMPENSATION PLAN INFORMATION
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of securities
                                                                                                     remaining available
                                          Number of securities to be      Weighted-average           for future issuance
                                           issued upon exercise of        exercise price of       under equity compensation
                                             outstanding options,        outstanding options     plans (excluding securities
             Plan Category                   warrants and rights         warrants and rights      reflected in column (a))
-------------------------------------------------------------------------------------------------------------------------------
                                                     (a)                         (b)                        (c)
Equity compensation plans
approved by security holders                       214,445                     $10.37                     105,555 *

Equity compensation plans
not approved by security holders                      0                           0                           0
                                        ---------------------------------------------------------------------------------------

Total                                              214,445                     $10.37                      105,555
-------------------------------------------------------------------------------------------------------------------------------

*    The Compensation Committee does not intend to issue any further options under its 1993 and 1997 Plans which are the only plans reflected in the above table.


Vote Required To Approve the 2003 Plan

     The vote necessary to approve the 2003 Plan is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the approval of the 2003 Plan, abstains from voting thereon, or constitutes a broker non-vote with respect thereto). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to approve the 2003 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2003 PLAN. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE 2003 PLAN.

     Proposal No. 3- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Virchow, Krause & Company, LLP as independent auditors to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2003, and proposes that the shareholders ratify such appointment. Virchow, Krause & Company, LLP acted as independent auditors for the years ended December 31, 2002 and 2001. A representative of Virchow, Krause & Company, LLP is expected to attend the Annual Meeting, and will have the opportunity to make a statement and will be available to respond to appropriate questions.

     The vote necessary to ratify the appointment of independent auditors is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the appointment of independent auditors, abstains from voting thereon, or constitutes a broker non-vote with respect thereto). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to ratify the appointment of Virchow, Krause & Company, LLP as independent auditors.

Audit Fees
     The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and the review of the financial statements included in the Company's Forms 10-Q were $100,486.

Financial Information Systems Design and Implementation Fees
     The fees billed by Virchow, Krause & Company, LLP for professional services rendered in connection with financial systems design and implementation for the fiscal year ended December 31, 2002 were $1,520.

All Other Fees
     The fees billed by Virchow, Krause & Company, LLP for consulting services for the fiscal year ended December 31, 2002 were $16,509.

     The Audit Committee took into consideration whether the providing of services described above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was compatible with maintaining the independence of Virchow, Krause & Company, LLP.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

                         Proposal No. 4 - Other Matters

     The matters in the foregoing Notice of Meeting and Proxy Statement are, as far as the Board of Directors knows, the only matters which will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the individuals named in the accompanying Proxies will vote on them, in accordance with their best judgment exercising the authority conferred thereby.

                                  MISCELLANEOUS
Shareholder Proposals
     Any proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160, on or before December 5, 2003, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting. Additionally, if the Company receives notice of a shareholder proposal after February 19, 2004, the persons named in the proxies solicited by the Board of Directors for the 2004 Annual Meeting may exercise discretionary voting power with respect to such proposal.

Solicitation Expenses
     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to be beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ George R. Schonath

                                        George R. Schonath
                                        President and Chief Executive Officer

Pewaukee, Wisconsin
April 4, 2003

                                                                      Appendix A
001.1388886.

                           THE MIDDLETON DOLL COMPANY
                             2003 STOCK OPTION PLAN

Section 1.     Purpose

     The purpose of The Middleton Doll Company 2003 Stock Option Plan (the "Plan") is to promote the best interests of The Middleton Doll Company, a Wisconsin corporation (together with any successor thereto, the "Company"), its subsidiaries and shareholders by encouraging and providing for the acquisition of an equity interest in the Company by officers and key employees and by enabling the Company and its subsidiaries to attract and retain the services of officers and key employees upon whose judgment, interest, skills, and special effort the successful conduct of the operations of the Company and its subsidiaries is largely dependent.

Section 2.     Effective Date

     The Plan shall become effective on February 19, 2003, subject to the approval of the Plan by the shareholders of the Company at the Company's 2003 Annual Shareholders Meeting. To the extent that any stock options are granted under the Plan prior to its approval by shareholders, the grants shall be contingent on approval of the Plan by the shareholders of the Company.

Section 3.     Administration

     A committee (the "Committee") of the Company's Board of Directors (the "Board") shall administer the Plan. The Committee shall consist of not less than two directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as an "outside director" under
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provisions thereto. If at any time the Committee shall not be in existence, the Board shall administer the Plan.

     Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to (a) interpret and administer the Plan and any instrument or agreement relating to, or made under, the Plan; (b) establish, amend, suspend or waive any rules and regulations related to the Plan and appoint any agents that it deems appropriate for the proper administration of the Plan; and (c) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among participants, whether or not they are similarly situated. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. The Committee may make any determination under the Plan without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

Section 4.     Eligibility and Participation

     The Committee, in its discretion, may designate from time to time officers and other key employees of the Company and its subsidiaries to participate in the Plan. The Committee shall consider such factors as it deems appropriate in selecting participants and in determining the amount of their respective benefits. The Committee's designation of a participant in any year shall not require the Committee to designate such person to receive a benefit in any other year.

Section 5.     Stock Subject to Plan

5.1. Number. Subject to adjustment as provided in Section 5.3, the total number of shares of Common Stock of the Company, par value 6 2/3 cents per share (the "Stock"), which may be issued under the Plan shall be 250,000 shares. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock. Subject to adjustment as provided in Section 5.3, no participant shall be granted stock options in any single fiscal year of the Company for more than 85,000 shares of Stock. In all cases, determinations under this Section 5 shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

5.2. Unused Stock: Unexercised Rights. If, after the effective date of the Plan, any shares of Stock covered by a stock option granted under the Plan, or to which any stock option relates, are forfeited or if a stock option otherwise terminates, expires, or is canceled prior to the delivery of all of the shares of Stock or of other consideration issuable or payable pursuant to such stock option, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such stock option, shall again be available for the granting of additional stock options under the Plan. In the event the exercise price of a stock option or tax withholding obligations respecting such stock option are paid in whole or in part through the delivery (or withholding) of shares of Stock, the shares delivered (or withheld) in payment of such exercise price or withholding tax obligations may be subject to new options under this Plan.

5.3. Adjustment in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the (a) number of shares of Stock subject to the Plan (including the individual limits described in Section 5.1) and which thereafter may be made the subject of stock options under the Plan; (b) the number of shares of Stock subject to outstanding stock options; and (c) the grant, purchase or exercise price with respect to any stock option; or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding stock option in lieu of any of the foregoing adjustments; provided, however, that the number of shares of Stock subject to any stock option shall always be a whole number.

Section 6.     Term of Plan

     The Plan shall remain in effect until all shares reserved for issuance hereunder have been issued, subject to earlier termination by the Board pursuant to Section 11.1. However, unless otherwise expressly provided in the Plan or in an applicable option agreement, any stock option theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such stock option, or to waive any conditions or restrictions with respect to any such stock option, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 7.     Stock Options

7.1. Grant of Options. Options may be granted to participants at any time and from time to time as shall be determined by the Committee. Subject to the limits of Section 5.1 and Section 7.2, the Committee shall have complete discretion in determining the number, terms and conditions of options granted to a participant. All options granted shall be non-qualified stock options.

7.2. Non-qualified Stock Options. Non-qualified stock options will be exercisable at purchase prices of not less than One Hundred percent (100%) of the Fair Market Value of the Stock on the business day immediately prior to the grant date. Non-qualified stock options will be exercisable as determined by the Committee over not more than ten (10) years after the date of grant and shall terminate at such time as the Committee shall determine.

7.3. Option Agreement. Each option granted under the Plan shall be evidenced by an option agreement that shall be signed by the participant and an appropriate officer of the Company. The option agreement shall specify the option price, the vesting, the duration of the option, the number of shares of Stock to which the option pertains and such other provisions as the Committee shall determine (including, without limitation, non-compete, confidentiality or other similar provisions or provisions relating to transfer).

7.4. Fair Market Value. The "Fair Market Value" of the Stock shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Stock; and provided further, that (a) if the Stock is traded on the over-the-counter market, then the Fair Market Value shall be the closing sale price for the Stock in the over-the-counter market on the measurement date (or if there was no sale of the Stock on such date, on the immediately preceding date on which there was a sale of the Stock), as reported by the National Association of Securities Dealers Automated Quotation System (or any successor), or (b) if the Stock is listed on a national securities exchange or national securities association, then the Fair Market Value shall be the closing sale price for the Stock on the Composite Tape on the measurement date.

7.5. Payment. The Committee shall determine the methods and the forms for payment of the purchase price of stock options, including (a) by delivery of cash or previously owned shares of Stock or other securities of the Company having a then Fair Market Value equal to the purchase price of such shares; or (b) by delivery (including by means of a facsimile transmission) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Stock and deliver the sale or

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     margin loan proceeds directly to the Company to pay the purchase price;
     provided that in no event shall the shares of Stock to be issued upon the exercise of the stock options be transferred to the participant, nor shall the participant's name be recorded on the Company's shareholder ledger as the holder of record of such shares, until the Company has received payment in full for such shares, including the payment of any tax attributable to the shares to be delivered (as provided in Section 12). If a facsimile transmission is used by the participant to deliver the executed irrevocable option exercise form and related materials, then the participant should mail the original executed copy of the documents to the Company promptly after sending the facsimile. Notwithstanding the foregoing provisions, the Committee may limit the ability of a participant to pay the exercise price by delivery of previously owned shares or other securities of the Company or by delivery of an executed irrevocable option exercise form (collectively, the "Alternative Option Exercise Method"), if in the opinion of the Committee, in consultation with legal counsel as appropriate, (a)
     (i) the participant is or within the six months preceding the exercise of the stock option was subject to reporting under Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the Alternative Option Exercise Method could subject the participant to a substantial risk of short-swing profit liability under Section 16(b) of the Exchange Act; (b) the Alternative Option Exercise Method could have an adverse tax or accounting effect on the Company; or (c) the Alternative Option Exercise Method could subject the Company to a risk of liability under the Exchange Act.

Section 8.     Transferability

     Each stock option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, except that a participant may, to the extent allowed by the Committee and in a manner specified by the committee (a) designate in writing a beneficiary to exercise the stock option after the participant's death or (b) transfer any stock option.

Section 9.     Rights of Employees

     Nothing in the Plan shall interfere with or limit in any way the right of the Company or any subsidiary to terminate any participant's employment at any time nor confer upon any participant any right to continue in the employ of the Company or any subsidiary.

Section 10.    Change of Control

     In order to preserve a participant's rights under a stock option granted under the Plan in the event of any sale of assets, merger, consolidation, combination or other corporate reorganization, restructuring or change of control of the Company ("Change of Control"), the Board in its discretion may, at the time the stock option is granted or at anytime thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period relating to the exercise of the stock option; (b) provide for the purchase of the stock option for an amount of cash or other property that could have been received upon the exercise of the stock option had the option been currently exercisable or payable; (c) adjust the terms of the stock option in the manner determined by the Board to reflect the Change of Control; (d) cause the stock option to be assumed, or new right substituted for the stock option, by another entity; or (e) make such other provision as the Board may consider equitable and in the best interests of the Company.

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Section 11.    Amendment, Modification and Termination of Plan

      11.1. Amendment, Modification and Termination of Plan. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall be obtained if otherwise required by (a) the Code or any rules promulgated thereunder, (b) the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Stock is then traded, or (c) any other applicable law. To the extent permitted by applicable law, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board. Termination of the Plan shall not affect the right of participants with respect to stock options previously granted to them, and all unexpired stock options shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions. Notwithstanding the foregoing, the Board and Committee are prohibited from amending the provisions of the Plan that prohibit the repricing of options without shareholder approval.

      11.2. Waiver of Conditions. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any stock option granted under the Plan.

Section 12.    Taxes

      The Company shall be entitled to withhold the amount of any tax attributable to any shares of Stock deliverable under the Plan after giving the person entitled to receive such shares of Stock notice as far in advance as practicable, and the Company may defer making delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may, in its sole discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of a stock option under the Plan by electing to (a) have the Company withhold shares of Stock, (b) tender back shares of Stock received in connection with such benefit, or (c) deliver other previously owned shares of Stock, in each case such stock having a then Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the participant's estimated minimum federal, state and local tax obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as required by the Committee. The Fair Market Value of fractional shares of Stock remaining after payment of the withholding taxes shall be paid to the participant in cash.

Section 13.    Miscellaneous

      13.1. Stock Transfer Restrictions

            (a) Shares of Stock purchased under the Plan may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (ii) in compliance with state securities laws. The Committee may waive the foregoing restrictions, in whole or in part, in any particular case or

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                  cases or may terminate such restrictions whenever the
                  Committee determines that such restrictions afford no substantial benefit to the Company.

            (b) All certificates for shares delivered under the Plan pursuant to any option or the exercise thereof shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

      13.2. Other Provisions. The grant of any option under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation provisions for
            (a) one or more means to enable participants to defer recognition of taxable income relating to stock options or cash payments derived therefrom, which means may provide for a return to a participant on amounts deferred as determined by the Committee (provided that no such deferral means may result in an increase in the number of shares of Stock issuable hereunder); (b) restrictions on resale or other disposition; and (c) compliance with federal or state securities laws and any applicable national securities exchange, national securities association or over-the-counter market requirements.

      13.3. No Rights as Shareholder. No participant shall have any voting or dividend rights or other rights as a shareholder with respect to any shares of Stock subject to a stock option granted under the Plan before the date of transfer to the participant of a certificate or certificates for such shares and recording of the participant's name on the Company's shareholder ledger as the holder of record of such shares.

      13.4. Option Agreement. No person shall have any rights under any stock option granted under the Plan unless and until the Company and the participant to whom the stock option was granted shall have executed an option agreement in such form as shall have been approved by the Committee. An option agreement shall constitute a binding contract between the Company and the participant, and every participant, upon acceptance of such option agreement, shall be bound by the terms and restrictions of such agreement and this Plan.

Section 14.    Legal Construction

      14.1. Requirements of Law. The granting of stock options under the Plan and the issuance of shares of Stock in connection with the exercise of any such stock options are subject to all applicable laws, rules and regulations, and to any required approvals by any governmental agencies or national securities exchange, national securities association or over-the-counter market on which the Stock may from time to time be listed or traded.

      14.2. Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Sections 5.3 and Section 10, the Committee, the Board and each other person is prohibited from decreasing the exercise price for any outstanding option granted to a Participant under this Plan after the date of grant

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            or allowing a Participant to surrender an outstanding option granted under this Plan to the Company as consideration for the grant of a new option with a lower exercise price.

      14.3. Governing Law. The Plan and all option agreements under the Plan shall be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to conflict of law principles thereof.

      14.4. Severability. If any provision of the Plan or any option agreement or any stock option (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or stock option, or (b) would disqualify the Plan, any option agreement or any stock option under any law deemed applicable by the Committee, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any option agreement or the stock option, such provision shall be stricken as to such jurisdiction, person or stock option, and the remainder of the Plan, any such option agreement and any such stock option shall remain in full force and effect.


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